UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

April 30, 2011

Investment Commentary and

Annual

Repor t

Legg Mason

Capital Management

All Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management All Cap Fund

Fund objective

The Fund seeks long-term capital growth.

Investment commentary

“Be fearful when others are greedy, and be greedy when others are fearful.”

—Warren Buffett

I am pleased to report that, for the twelve-month period ended April 30, 2011, Legg Mason Capital Management All Cap Fund, excluding sales charges, outperformed its benchmark. In fact, the Fund is ahead of its Russell 3000 Indexi benchmark over trailing one-, two- and three-year periods ending April 30th. With this letter, I hope to provide a greater understanding of the drivers of the Fund’s recent performance, insight into how risk efforts of Legg Mason Capital Management (“LMCM”) are aiding portfolio decisions, and an outlook for the economy and market. I remain confident the portfolio is positioned to generate good risk-adjusted returns over the long term.

I believe the Fund’s strong performance is attributable to our firm’s competitive advantages: a robust investment-driven culture, an excellent investment team, and a time-tested investment philosophy and process. The foundation of our process is a disciplined approach to valuation, a long-term time horizon, and portfolio construction that can often be quite different than the benchmark.

As mentioned earlier, the Fund’s performance, excluding sales charges, exceeds its benchmark year-to-date as well as over the past one-, two- and three-year periods. The outperformance has been driven largely by stock selection rather than sector allocation, which is gratifying given we are bottom-up stock pickers at heart. Investments in the semiconductor, oil service and media industries were the biggest contributors. The Fund had two companies bought out at steep premiums earlier this year (Genzyme Corp. and Lubrizol), an encouraging sign that the values identified by our long-term fundamental analysis are also being recognized by others. I count no fewer than a dozen companies in the portfolio that are viable takeout candidates. Offsetting these positive influences, investments in housing-related financial services companies performed poorly, as home prices have remained weaker than expected. Also, Food and Drug Administration delays hurt a few smaller biotech investments in the past year.

In addition to a consistent approach to investing, I believe my efforts as Chairman of LMCM’s Investment Risk Analysis Committee have improved the Fund’s portfolio construction

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management All Cap Fund	III

and will continue to benefit shareholders. Previously, our efforts on risk were decentralized, but the Risk Analysis Committee pooled these resources. LMCM has dedicated substantial incremental resources and developed new and innovative tools to improve our ability to measure, monitor and analyze risk at the security, portfolio and market level. At the security level, our investment team runs Monte Carlo simulations of future possible outcomes and studies shapes of distribution curves, which have an impact on position sizes. At the portfolio level, we analyze portfolio diversity and correlations in both obvious and less-intuitive ways by examining intrasector valuation dispersions, quantitative factors, and business model taxonomies. Finally, our new risk dashboard tracks the ebb and flow of risk appetites and risk aversion in the capital markets over time, providing fresh insight into how the All Cap portfolio should be constructed.

In his gutsy, relatively lonely, and prescient New York Times editorial on October 16, 2008 when the impact of the Great Recession was approaching its zenith, Warren Buffett wrote, “Be fearful when others are greedy, and be greedy when others are fearful.” Simple and easy to understand advice, yet human emotions make it quite difficult for many to execute consistently when investing. LMCM’s extensive work on behavioral finance and, more recently, risk analysis arms us with tools to make better decisions, although it does not guarantee perfection.

When Buffett penned his piece, the S&P 500 Indexii stood at 908. While I readily admit my confidence did not rise to Buffett-like proportions, it was clear that most assets, particularly those perceived to be even modestly risky, were trading at incredibly steep discounts to their intrinsic value based on their economic sensitivity or balance sheet. Risk assets were liquidated rapidly as fear spread like fire across a dry forest.

I repositioned the Fund during those dark days to take advantage of the many values in the market place, while taking steps to diversify the portfolio in important ways to dampen the downside had a Black Swan depression occurred. The broad market bottomed just twenty weeks later in March 2009. Most investors were quite fearful at that time, while the greedy few were well compensated.

Today, the U.S. economic expansion just reached two years old, and the current bull market is just slightly older. Given the magnitude of the recession and bear market, I believe the path of least resistance for the economy and market is higher, despite some of the headwinds that currently exist. Demand is still below replacement levels in many industries and capacity utilization still remains quite low. Factors that could short-circuit the expansion include federal and local budget constraints, persistently high unemployment, generally rising commodity prices, and a still large bolus of foreclosures that need to work through the housing system. Investors are well aware of these issues and valuation levels are still attractive.

A variety of metrics on our risk dashboard show the historically severe levels of risk aversion have abated. I believe risk appetites, which can remain normal or even elevated for a number of years, have not persisted long enough to create dangerous imbalances in the economy or markets. But as this lengthy process of risk normalization has progressed, I have taken steps to again reposition the portfolio to reflect today’s conditions.

Animal spirits have resurfaced, as evidenced by surging prices of initial public

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management All Cap Fund

Investment commentary (cont’d)

offerings (LinkedIn soared over 100% on its first day after a 30%-plus bump in the offering range) and commodities. But interestingly, the scars from the bear market are still evident and investors still become unnerved quickly. I believe investors are still in the process of transitioning from being fearful to greedy…call it “greerful.”

Accordingly, I have gradually shifted the composition of the Fund, in effect dialing down risk by “hedging” against major market downdrafts. This comes in the form of new large-cap Health Care and Consumer Staples names like Abbott Laboratories, Celgene Corp., PepsiCo. Inc., Proctor & Gamble Co., and Wal-Mart Stores Inc., each of which is attractive in its own right. I believe smaller companies like FTI Consulting Inc., which has a big restructuring and bankruptcy advisory business, and Lender Processing Services Inc., which is a national leader in the foreclosure business, should hold up reasonably well if the economy were to unexpectedly retreat. These positions will act as diversifiers and are, in our opinion, still undervalued as stand-alone investments. Hence, the portfolio is positioned to benefit from a recovering economy, but with enough ballast to protect it against downdrafts that do occur periodically.

I want to take this opportunity to thank shareholders and their financial advisors for their commitment to the All Cap Fund. I hope this letter leaves you with a better understanding of the Fund, our approach to risk management, and how the portfolio is positioned to benefit from the current environment. I continue to have confidence that our team has the experience and skills to navigate whatever the future may hold. Your support is appreciated and your comments always welcome.

Sincerely,

Jay Leopold, CFA

May 24, 2011

RISKS: Diversification does not assure against market loss. Equity securities are subject to price fluctuation and possible loss of principal. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks, including currency fluctuation, as well as social, economic and political uncertainties, which could increase volatility. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management All Cap Fund	V

Portfolio holdings and breakdowns are as of April 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: International Business Machines Corp. (3.9%), EMC Corp. (3.9%), AES Corp. (2.9%), Micron Technology Inc. (2.6%), Time Warner Inc. (2.5%), Assured Guaranty Ltd. (2.5%), Baker Hughes Inc. (2.2%), Viacom Inc. (2.1%), TD Ameritrade Holding Corp. (2.1%) and 3M Co. (2.1%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2011 were: Information Technology (27.8%), Industrials (15.0%), Consumer Discretionary (13.6%), Financials (12.8%) and Health Care (10.4%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

The Investment Commentary is not a part of the Annual Report.

April 30, 2011

Annual

Repor t

Legg Mason

Capital Management

All Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management All Cap Fund 2011 Annual Report	1

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management All Cap Fund for the twelve-month reporting period ended April 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

2	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital growth. It seeks to achieve this objective by investing primarily in equity securities of any size that, in our opinion, offer the potential for capital growth. The strategy is not constrained by investment style or market capitalization. The Fund’s flexible, valuation-driven mandate allows us to invest in the areas of the market where we believe the most attractive risk-adjusted returns may be realized. The strategy adheres to a research-intensive investment process that focuses on assessing the expected value of companies and buying stocks at levels we perceive to be significant discounts to our assessment of their worth.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The period began with weak unemployment data, an increasingly strained sovereign debt situation in Europe, a massive oil spill in the Gulf of Mexico and a surprising regulatory assault on Goldman Sachs, all of which combined to dampen investor enthusiasm from 2009’s strong market run. The “flash crash” in May 2010 further compounded investors’ unease and hesitancy to buy stocks. The equity market bottomed in early July before rallying again on better-than-expected corporate profits and important political and regulatory developments. First, the Federal Reserve Board (“Fed”)i announced a $600 billion asset purchase plan widely called “QE2,” or the Fed’s second round of quantitative easing. Investors came to interpret the Fed’s accommodative stance as a put option on the equity market, since the Fed said that inflation was short of its target while unemployment was too high. Shortly thereafter, the mid-term elections put Republicans into the majority in the House of Representatives and all but wiped out a substantial Democratic majority in the Senate. That development augured well for stocks over the intermediate term as investors expected less regulatory activity in the coming congressional session. In addition, a compromise in Congress’ post-election session extended tax cuts enacted by President Bush for two years, powering markets in December to their best monthly gain since 1991. Many December investor commentaries were bullish on stocks for 2011 and conveyed optimism that the market still had room to run in the new year. That bullishness was rewarded in the first quarter, even amid a flurry of exogenous blows to investor confidence. A popular revolt ousted Tunisia’s long-serving dictator and quickly spread around the region, deposing Egyptian strongman Hosni Mubarak, and, perhaps most important to investors, pitching Libyan leader Muammar Qaddafi into a fierce civil war. Oil surged as investors feared a prolonged drop in Libyan energy production and the potential for unrest in major oil producing nations like Saudi Arabia. Amid tumult in the Middle East, Japan, the world’s third-largest economy, was hit with a massive earthquake and ensuing tsunami that caused widespread destruction in the island nation and hampered global supply chains for products from automobile parts to semiconductors. Even with all of that in mind, the S&P 500 Indexii posted its best first quarter since 1998 even though Energy and Industrials stocks were the only two sectors to beat the overall market. Yet the period ended much as it began — roiled by concerns over Europe’s debt situation. European negotiators approved a bailout for ailing Portugal and eyed further measures to shore up Greece as investors again worried if a larger nation, such as Spain, could topple into the financial abyss.

Q. How did we respond to these changing market conditions?

A. The U.S. economic expansion just reached two years old, and the current bull market is just slightly older. Given the

Legg Mason Capital Management All Cap Fund 2011 Annual Report	3

magnitude of the recession and bear market, we believe the path of least resistance for the economy and market is higher, despite some of the headwinds that currently exist. Factors that could short-circuit the expansion include federal and local budget constraints, persistently high unemployment, generally rising commodity prices, and a still large bolus of foreclosures that need to work through the housing system. Investors are well aware of these issues, however, and we believe valuation levels are still attractive. A variety of metrics on our risk dashboard show the historically severe levels of risk aversion have abated. As the lengthy process of risk normalization has progressed, we have taken steps to again reposition the portfolio to reflect today’s conditions. Accordingly, we have gradually shifted the composition of the Fund, in effect dialing down risk by “hedging” against major market downdrafts. This comes in the form of new large-cap Health Care and Consumer Staples names like Abbott Laboratories, Celgene Corp., PepsiCo. Inc., Proctor & Gamble Co., and Wal-Mart Stores Inc., each of which is attractive in its own right. We believe smaller companies like FTI Consulting Inc., which has a big restructuring and bankruptcy advisory business, and Lender Processing Services Inc., which is a national leader in the foreclosure business, should hold up reasonably well if the economy were to unexpectedly retreat. These positions will act as diversifiers and are, in our opinion, undervalued as stand-alone investments. Hence, we believe the portfolio is positioned to benefit from a recovering economy, but with enough ballast to help protect it against downdrafts that do occur periodically.

Performance review

For the twelve months ended April 30, 2011, Class A shares of Legg Mason Capital Management All Cap Fund, excluding sales charges, returned 19.36%. The Fund’s unmanaged benchmark, the Russell 3000 Indexiii, returned 18.35% over the same time frame. The Lipper Multi-Cap Core Funds Category Average1 returned 18.02% for the same period.

Performance Snapshot as of April 30, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Capital Management All Cap Fund:
Class 1[2]	19.20%	19.53%
Class A	19.03%	19.36%
Class B3	18.57%	19.64%
Class C	18.65%	19.88%
Class I	19.31%	19.64%
Russell 3000 Index	17.65%	18.35%
Lipper Multi-Cap Core Funds Category Average[1]	16.90%	18.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 846 funds for the six-month period and among the 821 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain Service Agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

4	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended April 30, 2011 for Class A, B and C shares would have been 19.08%, 18.44% and 18.69%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated August 31, 2010, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.16%, 1.47%, 2.29%, 1.93% and 1.17%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. A host of Information Technology (“IT”) names and a pair of Energy stocks were the largest contributors to the Fund’s performance during the reporting period. NXP Semiconductors NV surged from its August initial public offering (“IPO”) as investors warmed to the prospects of near-filed communications (“NFC”), an emerging mobile payments technology it co-founded, and management continued to deliver on its turnaround promises with top-line growth, margin expansion and balance sheet deleveraging. NXP was followed closely by enterprise storage and network systems provider EMC Corp., where investors flocked to the company’s encouraging growth profile, product pipeline and market position. The company also posted several quarters of strong results during the past year and benefited from its majority stake in virtualization developer VMware, whose stock has also been a strong performer. Although it went largely sideways for most of the first half of the period, Red Hat Inc. broke out in the final four months of 2010 and momentum continued into 2011 after a bidding war between Hewlett-Packard and Dell for data storage firm 3Par early in the period highlighted Red Hat’s strategic value and set the stage for several strong quarterly reports. The portfolio also benefited from the broader rally in Energy names and, in particular, in energy equipment and services with positions in National-Oilwell Varco Inc. and Baker Hughes Inc. National-Oilwell benefited from strong offshore drilling economics even in the aftermath of the Gulf of Mexico disaster as better-than-expected pricing for drillers may have given companies confidence to continue to order new rigs from builders like National-Oilwell. Baker Hughes benefited from strong performance in its international businesses, improved competitive position after its acquisition of BJ

Legg Mason Capital Management All Cap Fund 2011 Annual Report	5

Services, and a generally strong run from oilfield gas and services names, up over 40% on a total return basis over the prior year. Rounding out the top contributors were blue-chip IT names International Business Machines Corp. and Texas Instruments Inc., who powered upward on solid capital allocation decisions, such as Texas Instrument’s move to repurchase up to 30% of the company’s stock, and consensus-thumping operational performance.

Q. What were the leading detractors from performance?

A. A pair of names linked to the unwinding of America’s troubled housing situation were among the portfolios top detractors. Although rallying sharply into the end of the period after a $1.1 billion settlement with Bank of America on representation and warranty issues, shares of Assured Guaranty Ltd. detracted from performance over the past year on concerns over budget-strapped municipalities and ratings downgrades. The stock was also pressured by Standard & Poor’s announcement of proposed changes to the way it rates bond insurers, which it said could prompt downgrades of guarantors. Similarly, Genworth Financial Inc. (Class A Shares) struggled over the past year after the mortgage guarantor and life insurer reported a series of disappointing quarterly results including higher-than-expected mortgage insurance losses in addition to a subpoena from New York’s Attorney General in a life insurance fraud probe. Finally, biotechnology group Amylin Pharmaceuticals Inc. had its shares cut in half on the day after investors were taken by surprise that the firm’s diabetes drug was rejected by the Food and Drug Administration (“FDA”) for a second time, as the FDA cited the need for additional testing of the drug’s potential heart risks. While we still believe the drug has a decent chance of approval and could make the company a takeout target by its larger partners in the venture, we exited the position in December in favor of more compelling risk-adjusted return opportunities.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the year, we upped our exposures to the Consumer Discretionary, Energy and Health Care sectors, while reducing our overweights in certain Financials and IT names. In terms of the number of positions, we added three positions to the portfolio on a net basis, increasing the names from seventy-three to seventy-six. We sold out of seventeen names and initiated positions in twenty. However, our turnover remained relatively low at under 25% for the year.

Significant additions, in terms of number of names, to the portfolio came in the Health Care sector, with additional net buying in Energy, among other purchases. The portfolio initiated positions in drugmakers Abbott Laboratories, Celgene, Nektar Therapeutics and Alkermes Inc., in addition to medical device maker Medtronic Inc. In Energy, the portfolio gained shares of Exxon Mobil Corp. after the oil giant bought portfolio holding XTO Energy Inc. Also, the portfolio purchased energy exploration and production name Noble Energy Inc. and offshore driller Transocean Ltd. The Fund bought and subsequently sold Lubrizol (which was taken out by Berkshire Hathaway) in addition to purchasing steel services group TMS International Corp. (Class A Shares). IT purchases included NXP Semiconductors, Chinese Internet group Youku.com Inc. (ADR), software developer Adobe Systems Inc., and tech hardware giant Cisco Systems Inc. Other additions included payment network MasterCard Inc. (Class A Shares), insurer MetLife Inc., mortgage processing services firm Lender Processing Services and consumer names Procter & Gamble

6	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Fund overview (cont’d)

and Stanley Black & Decker Inc. The portfolio also became an owner of United Continental Holdings Inc. after the merger of United and Continental Airlines.

Meaningful sales during the period included several Financials names including Capital One Financial Corp., Goldman Sachs Group Inc., MGIC Investment Corp., Assurant Inc. and Bank of America Corp. The Fund also had a concentration of selling in the IT sector, eliminating positions in mobile device maker Nokia OYJ (ADR), Internet security group Symantec Corp., semiconductor firm Avago Technologies Ltd., technology-finance hybrid Equifax Inc. and Playtech Ltd., a maker of software platforms for the gaming industry. The portfolio also sold insurer Aetna Inc. and biotech firms Amylin and Genzyme Corp. Other sales included consumer name Hansen Natural Corp. and Industrials firm Deere & Co.

Thank you for your investment in Legg Mason Capital Management All Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jay Leopold, CFA
Portfolio Manager
Legg Mason Capital Management, LLC

Bill Miller, CFA
Portfolio Manager
Legg Mason Capital Management, LLC

May 24, 2011

RISKS: Diversification does not assure against market loss. Equity securities are subject to price fluctuation and possible loss of principal. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks, including currency fluctuation, as well as social, economic and political uncertainties, which could increase volatility. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of April 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: International Business Machines Corp. (3.9%), EMC Corp. (3.9%), AES Corp. (2.9%), Micron Technology Inc. (2.6%), Time Warner Inc. (2.5%), Assured Guaranty Ltd. (2.5%), Baker Hughes Inc. (2.2%), Viacom Inc. (2.1%), TD Ameritrade Holding Corp. (2.1%) and 3M Co. (2.1%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial

Legg Mason Capital Management All Cap Fund 2011 Annual Report	7

advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2011 were: Information Technology (27.8%), Industrials (15.0%), Consumer Discretionary (13.6%), Financials (12.8%) and Health Care (10.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

8	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2011 and April 30, 2010. The Fund is actively managed. As a result, the composition at the Fund’s investments is subject to change at any time.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2010 and held for the six months ended April 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	19.20%	$1,000.00	$1,192.00	1.08%	$5.87	Class 1	5.00%	$1,000.00	$1,019.44	1.08%	$5.41
Class A	19.03	1,000.00	1,190.30	1.41	7.66	Class A	5.00	1,000.00	1,017.80	1.41	7.05
Class B	18.57	1,000.00	1,185.70	2.20	11.92	Class B	5.00	1,000.00	1,013.88	2.20	10.99
Class C	18.65	1,000.00	1,186.50	1.93	10.46	Class C	5.00	1,000.00	1,015.22	1.93	9.64
Class I	19.31	1,000.00	1,193.10	1.00	5.44	Class I	5.00	1,000.00	1,019.84	1.00	5.01

[1]	For the six months ended April 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

10	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 4/30/11	19.53%	19.36%	19.64%	19.88%	19.64%
Five Years Ended 4/30/11	N/A	-1.87	-2.42	-2.20	N/A
Ten Years Ended 4/30/11	N/A	-0.74	-1.32	-1.27	N/A
Inception* through 4/30/11	-4.25	-2.60	-3.14	-3.13	-4.56

With sales charges[2]	Class 1[3]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 4/30/11	19.53%	12.47%	14.64%	18.88%	19.64%
Five Years Ended 4/30/11	N/A	-3.02	-2.62	-2.20	N/A
Ten Years Ended 4/30/11	N/A	-1.32	-1.32	-1.27	N/A
Inception* through 4/30/11	-6.25	-3.13	-3.14	-3.13	-4.56

Cumulative total return
Without sales charges[1]
Class 1 (Inception date of 2/2/07 through 4/30/11)	-16.83%
Class A (4/30/01 through 4/30/11)	-7.14
Class B (4/30/01 through 4/30/11)	-12.46
Class C (4/30/01 through 4/30/11)	-11.98
Class I (Inception date of 10/2/07 through 4/30/11)	-15.36

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

*	Inception date for Class 1 shares is February 2, 2007. Inception date for Class A, B and C shares is June 30, 2000. Inception date for Class I shares is October 2, 2007.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	11

Historical performance

Value of $10,000 invested

Class A, B and C Shares of Legg Mason Capital Management All Cap Fund vs. Russell 3000 Index† — April 2001 - April 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Capital Management All Cap Fund on April 30, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2011. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

12	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Schedule of investments

April 30, 2011

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Common Stocks — 98.1%
Consumer Discretionary — 13.6%
Hotels, Restaurants & Leisure — 2.8%
Bwin.Party Digital Entertainment PLC	2,200,000	$5,604,024	*
Jack in the Box Inc.	207,368	4,282,149	*
Yum! Brands Inc.	98,000	5,256,720
Total Hotels, Restaurants & Leisure		15,142,893
Household Durables — 0.9%
Stanley Black & Decker Inc.	67,200	4,882,080
Media — 5.8%
Time Warner Cable Inc.	76,400	5,969,132
Time Warner Inc.	352,480	13,344,893
Viacom Inc., Class B Shares	223,500	11,434,260
Total Media		30,748,285
Multiline Retail — 0.8%
Kohl’s Corp.	80,800	4,258,968
Specialty Retail — 3.3%
Best Buy Co. Inc.	133,600	4,170,992
Chico’s FAS Inc.	614,000	8,982,820
Staples Inc.	207,700	4,390,778
Total Specialty Retail		17,544,590
Total Consumer Discretionary		72,576,816
Consumer Staples — 4.3%
Beverages — 1.0%
PepsiCo Inc.	80,500	5,545,645
Food & Staples Retailing — 2.3%
CVS Caremark Corp.	140,000	5,063,774
Wal-Mart Stores Inc.	128,000	7,037,440
Total Food & Staples Retailing		12,101,214
Household Products — 1.0%
Procter & Gamble Co.	79,000	5,127,100
Total Consumer Staples		22,773,959
Energy — 9.4%
Energy Equipment & Services — 5.3%
Baker Hughes Inc.	149,000	11,534,090
National-Oilwell Varco Inc.	136,500	10,468,185
Transocean Ltd.	83,000	6,038,250
Total Energy Equipment & Services		28,040,525

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	13

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 4.1%
Apache Corp.	34,800	$4,641,276
ConocoPhillips	102,500	8,090,325
Exxon Mobil Corp.	69,801	6,142,488
Noble Energy Inc.	30,000	2,888,100
Total Oil, Gas & Consumable Fuels		21,762,189
Total Energy		49,802,714
Financials — 12.8%
Capital Markets — 4.7%
Blackstone Group LP	183,236	3,470,490
Morgan Stanley	159,900	4,181,385
State Street Corp.	126,200	5,874,610
TD Ameritrade Holding Corp.	530,000	11,416,200
Total Capital Markets		24,942,685
Commercial Banks — 1.0%
Huntington Bancshares Inc.	765,000	5,194,350
Diversified Financial Services — 1.8%
JPMorgan Chase & Co.	210,431	9,601,966
Insurance — 5.3%
Allstate Corp.	70,500	2,385,720
Assured Guaranty Ltd.	772,100	13,125,700
Genworth Financial Inc., Class A Shares	545,000	6,643,550	*
MetLife Inc.	115,000	5,380,850
Syncora Holdings Ltd.	1,550,000	666,500	*
Total Insurance		28,202,320
Total Financials		67,941,321
Health Care — 10.4%
Biotechnology — 2.1%
Alkermes Inc.	236,400	3,408,888	*
Celgene Corp.	66,000	3,886,080	*
Human Genome Sciences Inc.	130,000	3,831,100	*
Total Biotechnology		11,126,068
Health Care Equipment & Supplies — 1.1%
Medtronic Inc.	144,100	6,016,175
Health Care Providers & Services — 4.2%
McKesson Corp.	64,500	5,354,145
UnitedHealth Group Inc.	213,989	10,534,679
WellPoint Inc.	86,400	6,634,656
Total Health Care Providers & Services		22,523,480

See Notes to Financial Statements.

14	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Pharmaceuticals — 3.0%
Abbott Laboratories	56,000	$2,914,240
Merck & Co. Inc.	251,300	9,034,235
Nektar Therapeutics	371,400	3,855,132	*
Total Pharmaceuticals		15,803,607
Total Health Care		55,469,330
Industrials — 15.0%
Aerospace & Defense — 2.2%
Goodrich Corp.	98,000	8,660,260
Northrop Grumman Corp.	48,800	3,104,168
Total Aerospace & Defense		11,764,428
Air Freight & Logistics — 1.1%
United Parcel Service Inc., Class B Shares	77,600	5,817,672
Airlines — 2.6%
Delta Air Lines Inc.	625,300	6,490,614	*
United Continental Holdings Inc.	310,800	7,092,456	*
Total Airlines		13,583,070
Commercial Services & Supplies — 1.9%
Republic Services Inc.	193,520	6,119,102
TMS International Corp., Class A Shares	275,000	3,836,250	*
Total Commercial Services & Supplies		9,955,352
Electrical Equipment — 0.7%
Emerson Electric Co.	63,500	3,858,260
Industrial Conglomerates — 3.3%
3M Co.	116,000	11,276,360
United Technologies Corp.	71,300	6,387,054
Total Industrial Conglomerates		17,663,414
Professional Services — 1.7%
FTI Consulting Inc.	229,100	9,141,090	*
Road & Rail — 1.5%
Hertz Global Holdings Inc.	479,100	8,245,311	*
Total Industrials		80,028,597
Information Technology — 27.8%
Communications Equipment — 1.1%
Cisco Systems Inc.	338,900	5,951,084
Computers & Peripherals — 3.9%
EMC Corp.	727,000	20,603,180	*
Electronic Equipment, Instruments & Components — 1.9%
Avnet Inc.	124,800	4,532,736	*
Jabil Circuit Inc.	279,150	5,538,336
Total Electronic Equipment, Instruments & Components		10,071,072

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	15

Legg Mason Capital Management All Cap Fund

Security		Shares	Value
Internet Software & Services — 1.6%
eBay Inc.		185,000	$6,364,000	*
Youku.com Inc., ADR		34,900	2,063,288	*
Total Internet Software & Services			8,427,288
IT Services — 6.1%
International Business Machines Corp.		122,200	20,844,876
Lender Processing Services Inc.		186,700	5,494,581
MasterCard Inc., Class A Shares		23,100	6,373,059
Total IT Services			32,712,516
Semiconductors & Semiconductor Equipment — 6.5%
Micron Technology Inc.		1,220,000	13,773,800	*
NXP Semiconductors NV		297,000	9,919,800	*
Texas Instruments Inc.		301,000	10,694,530
Total Semiconductors & Semiconductor Equipment			34,388,130
Software — 6.7%
Adobe Systems Inc.		139,900	4,693,645	*
MICROS Systems Inc.		105,900	5,508,918	*
Nuance Communications Inc.		462,000	9,563,400	*
Red Hat Inc.		228,000	10,823,160	*
Take-Two Interactive Software Inc.		325,990	5,274,518	*
Total Software			35,863,641
Total Information Technology			148,016,911
Materials — 1.0%
Chemicals — 1.0%
Nalco Holding Co.		189,900	5,546,979
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
AT&T Inc.		137,300	4,272,776
Utilities — 3.0%
Independent Power Producers & Energy Traders — 3.0%
AES Corp.		1,186,000	15,702,640	*
Total Common Stocks (Cost — $410,630,484)			522,132,043

	Expiration Date	Warrants
Warrants — 0.2%
Bank of America Corp. (Cost—$1,438,705)	1/16/19	172,300	1,178,532	*
Total Investments Before Short-Term Investments (Cost — $412,069,189)			523,310,575

See Notes to Financial Statements.

16	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Schedule of investments (cont’d)

April 30, 2011

Legg Mason Capital Management All Cap Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.6%
Repurchase Agreements — 0.6%
Interest in $529,798,000 joint tri-party repurchase agreement dated 4/29/11 with Barclays Capital Inc.; Proceeds at maturity — $3,211,008; (Fully collateralized by various U.S. government obligations, 1.750% to 4.625% due 12/31/11 to 7/31/15; Market value — $3,275,220) (Cost — $3,211,000)	0.030%	5/2/11	$3,211,000	$3,211,000
Total Investments — 98.9% (Cost — $415,280,189#)				526,521,575
Other Assets in Excess of Liabilities — 1.1%				6,000,773
Total Net Assets — 100.0%				$532,522,348

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $420,061,142.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	17

Statement of assets and liabilities

April 30, 2011

Assets:
Investments, at value (Cost — $415,280,189)	$526,521,575
Cash	620
Receivable for securities sold	12,937,958
Dividends and interest receivable	425,511
Receivable for Fund shares sold	264,690
Prepaid expenses	32,089
Total Assets	540,182,443

Liabilities:
Payable for securities purchased	6,398,327
Payable for Fund shares repurchased	414,912
Investment management fee payable	295,676
Distribution fees payable	131,728
Trustees’ fees payable	8,017
Accrued expenses and other liabilities	411,435
Total Liabilities	7,660,095
Total Net Assets	$532,522,348

Net Assets:
Par value (Note 7)	$628
Paid-in capital in excess of par value	878,178,555
Undistributed net investment income	279,828
Accumulated net realized loss on investments and foreign currency transactions	(457,181,680)
Net unrealized appreciation on investments and foreign currencies	111,245,017
Total Net Assets	$532,522,348

Shares Outstanding:
Class1	23,385,402
ClassA	25,831,860
ClassB	4,880,726
ClassC	8,619,647
ClassI	101,244

Net Asset Value:
Class1 (and redemption price)	$8.63
ClassA (and redemption price)	$8.57
ClassB*	$7.98
ClassC*	$8.08
ClassI (and redemption price)	$8.65
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$9.09

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Statement of operations

For the Year Ended April 30, 2011

Investment Income:
Dividends	$5,558,750
Interest	3,365
Less: Foreign taxes withheld	(26,436)
Total Investment Income	5,535,679

Expenses:
Investment management fee (Note 2)	3,391,079
Transfer agent fees (Note 5)	1,711,386
Distribution fees (Notes 2 and 5)	1,535,587
Shareholder reports	113,683
Legal fees	63,166
Registration fees	57,491
Trustees’ fees	41,012
Audit and tax	30,200
Fund accounting fees	16,782
Insurance	10,695
Custody fees	6,631
Miscellaneous expenses	6,877
Total Expenses	6,984,589
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,647)
Net Expenses	6,980,942
Net Investment Loss	(1,445,263)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	46,606,081
Foreign currency transactions	(20,114)
Net Realized Gain	46,585,967
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	41,192,476
Foreign currencies	1,197
Change in Net Unrealized Appreciation (Depreciation)	41,193,673
Net Gain on Investments and Foreign Currency Transactions	87,779,640
Proceeds from Settlement of a Regulatory Matter (Note 9)	1,853,816
Increase in Net Assets From Operations	$88,188,193

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	19

Statements of changes in net assets

For the Years Ended April 30,	2011	2010

Operations:
Net investment loss	$(1,445,263)	$(2,298,133)
Net realized gain (loss)	46,585,967	(350,940)
Change in net unrealized appreciation (depreciation)	41,193,673	197,667,873
Proceeds from settlement of a regulatory matter (Note 9)	1,853,816	—
Increase in Net Assets From Operations	88,188,193	195,018,800

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(633,835)
Decrease in Net Assets From Distributions to Shareholders	—	(633,835)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	19,851,146	23,715,361
Reinvestment of distributions	—	633,630
Cost of shares repurchased	(86,192,071)	(83,603,222)
Decrease in Net Assets From Fund Share Transactions	(66,340,925)	(59,254,231)
Increase in Net Assets	21,847,268	135,130,734

Net Assets:
Beginning of year	510,675,080	375,544,346
End of year*	$532,522,348	$510,675,080
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$279,828	$(63,271)

See Notes to Financial Statements.

20	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class 1 Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$7.22	$4.68	$7.51	$10.36	$10.41

Income (loss) from operations:
Net investment income (loss)	0.00 [3]	(0.01)	0.02	0.01	0.00	[3]
Net realized and unrealized gain (loss)	1.41	2.57	(2.85)	(2.86)	(0.05)
Total income (loss) from operations	1.41	2.56	(2.83)	(2.85)	(0.05)

Less distributions from:
Net investment income	—	(0.02)	—	—	—
Total distributions	—	(0.02)	—	—	—

Net asset value, end of year	$8.63	$7.22	$4.68	$7.51	$10.36
Total return[4]	19.53%	54.78%[5]	(37.68)%	(27.51)%	(0.48)%

Net assets, end of year (000s)	$201,704	$189,945	$138,231	$267,372	$450,886

Ratios to average net assets:
Gross expenses	1.11%	1.16%	1.16%	0.93%	1.06%[6,7]
Net expenses	1.11 [8,9]	1.06 [8,9]	1.00 [8,9]	0.90 [8,9]	1.06	[6,7]
Net investment income (loss)	0.04	(0.16)	0.45	0.14	0.08	[6]

Portfolio turnover rate	23%	22%	59%	25%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2007 (inception date) to April 30, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 53.92%.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective July 30, 2007, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed Class A shares’ total net annual operating expenses less the 12b-1 fee differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$7.18	$4.65	$7.49	$10.36	$9.42

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.03)	0.01	(0.01)	0.01
Net realized and unrealized gain (loss)	1.39	2.56	(2.85)	(2.86)	0.93
Proceeds from settlement of a regulatory matter	0.02	—	—	—	—
Total income (loss) from operations	1.39	2.53	(2.84)	(2.87)	0.94

Less distributions from:
Net investment income	—	(0.00) [2]	—	—	—
Total distributions	—	(0.00)	—	—	—

Net asset value, end of year	$8.57	$7.18	$4.65	$7.49	$10.36
Total return[3]	19.36%[4]	54.42%[5]	(37.92)%	(27.70)%	9.98%

Net assets, end of year (000s)	$221,353	$205,900	$144,443	$273,593	$443,226

Ratios to average net assets:
Gross expenses	1.43%	1.47%	1.54%	1.26%	1.20%[6]
Net expenses	1.43	1.37 [7]	1.28 [7,8]	1.15 [7,8]	1.18 [6,7,8,9]
Net investment income (loss)	(0.29)	(0.47)	0.18	(0.11)	0.14

Portfolio turnover rate	23%	22%	59%	25%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 19.08% (Note 9).

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 53.56%.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.18% and 1.16%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation agreement, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.16%.

[9]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40%.

See Notes to Financial Statements.

22	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$6.67	$4.36	$7.06	$9.84	$9.02

Income (loss) from operations:
Net investment loss	(0.07)	(0.07)	(0.03)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	1.30	2.38	(2.67)	(2.70)	0.87
Proceeds from settlement of a regulatory matter	0.08	—	—	—	—
Total income (loss) from operations	1.31	2.31	(2.70)	(2.78)	0.82

Net asset value, end of year	$7.98	$6.67	$4.36	$7.06	$9.84
Total return[2]	19.64%[3]	52.98%[4]	(38.24)%	(28.25)%	9.09%

Net assets, end of year (000s)	$38,933	$43,905	$36,847	$89,574	$218,812

Ratios to average net assets:
Gross expenses	2.25%	2.29%	2.25%	2.10%	1.93%[5]
Net expenses	2.25	2.19 [6]	2.00 [6,7]	1.92 [6,7]	1.90 [5,6,7,8]
Net investment loss	(1.10)	(1.28)	(0.55)	(0.90)	(0.53)

Portfolio turnover rate	23%	22%	59%	25%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.44% (Note 9).

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 52.06%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.88%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation arrangement, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.93%.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.15%.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$6.74	$4.38	$7.09	$9.86	$9.03

Income (loss) from operations:
Net investment loss	(0.05)	(0.05)	(0.01)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	1.31	2.41	(2.70)	(2.70)	0.87
Proceeds from settlement of a regulatory matter	0.08	—	—	—	—
Total income (loss) from operations	1.34	2.36	(2.71)	(2.77)	0.83

Net asset value, end of year	$8.08	$6.74	$4.38	$7.09	$9.86
Total return[2]	19.88%[3]	53.88%[4]	(38.22)%	(28.09)%	9.19%

Net assets, end of year (000s)	$69,656	$70,336	$55,813	$125,841	$266,870

Ratios to average net assets:
Gross expenses	1.93%	1.90%	1.86%	1.79%	1.85%[5]
Net expenses	1.93	1.80 [6]	1.71 [6]	1.79	1.85 [5,6,7]
Net investment loss	(0.79)	(0.89)	(0.26)	(0.77)	(0.40)

Portfolio turnover rate	23%	22%	59%	25%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.69% (Note 9).

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 52.97%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.83%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15%.

See Notes to Financial Statements.

24	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class I Shares[1]	2011	2010	2009	2008[2]

Net asset value, beginning of year	$7.23	$4.69	$7.51	$10.26

Income (loss) from operations:
Net investment income (loss)	0.01	(0.01)	0.04	0.02
Net realized and unrealized gain (loss)	1.41	2.58	(2.86)	(2.77)
Total income (loss) from operations	1.42	2.57	(2.82)	(2.75)

Less distributions from:
Net investment income	—	(0.03)	—	—
Total distributions	—	(0.03)	—	—

Net asset value, end of year	$8.65	$7.23	$4.69	$7.51
Total return[3]	19.64%	54.76%[4]	(37.55)%	(26.80)%

Net assets, end of year (000s)	$876	$589	$210	$99

Ratios to average net assets:
Gross expenses	1.12%	1.17%	0.99%	0.90%[5]
Net expenses	0.99 [6,7]	1.01 [6,7]	0.61 [6]	0.90 [5]
Net investment income (loss)	0.15	(0.14)	0.79	0.49 [5]

Portfolio turnover rate	23%	22%	59%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to April 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 54.33%.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management All Cap Fund (the “Fund”) is a non-diversified separate investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable

26	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Notes to financial statements (cont’d)

securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$522,132,043	—	—	$522,132,043
Warrants	1,178,532	—	—	1,178,532
Total long-term investments	$523,310,575	—	—	$523,310,575
Short-term investments†	—	$3,211,000	—	3,211,000
Total investments	$523,310,575	$3,211,000	—	$526,521,575

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Legg Mason Capital Management All Cap Fund 2011 Annual Report	27

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for

28	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Notes to financial statements (cont’d)

income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$14,668	$72,053,899	$(72,068,567)
(b)	(80,122)	80,122	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions received from certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Capital Management, LLC, formerly, Legg Mason Capital Management Inc. (“LMCM”) is the Fund’s investment manager and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the sub-administrator to the Fund. LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.65% of the Fund’s average daily net assets in excess of $2 billion.

LMPFA provides certain administrative services to the Fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the Fund, pays LMPFA for its services as sub-administrator.

As a result of an expense limitation arrangement between the Fund and LMCM, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended April 30, 2011, fees waived and/or expenses reimbursed amounted to $3,647.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses

Legg Mason Capital Management All Cap Fund 2011 Annual Report	29

have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain service agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchange and dividend reinvestment.

For the year ended April 30, 2011, LMIS and its affiliates received sales charges of approximately $60,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$58,000	$1,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of April 30, 2011, the Fund had accrued $3,942 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$109,206,272
Sales	183,210,605

30	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Notes to financial statements (cont’d)

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$139,434,955
Gross unrealized depreciation	(32,974,522)
Net unrealized appreciation	$106,460,433

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended April 30, 2011, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class.

The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class 1	—	$611,872
Class A	$495,498	807,233
Class B	387,336	185,343
Class C	652,753	104,785
Class I	—	2,153
Total	$1,535,587	$1,711,386

For the year ended April 30, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	$2,856
Class A	—
Class B	—
Class C	—
Class I	791
Total	$3,647

Legg Mason Capital Management All Cap Fund 2011 Annual Report	31

6. Distributions to shareholders by class

Year Ended April 30, 2010
Net Investment Income:
Class 1	$616,743
Class A	15,891
Class B	—
Class C	—
Class I	1,201
Total	$633,835

7. Shares of beneficial interest

At April 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended April 30, 2011		Year Ended April 30, 2010
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	—	—	90,698	$616,743
Shares repurchased	(2,929,238)	$(21,504,543)	(3,315,183)	(20,897,912)
Net decrease	(2,929,238)	$(21,504,543)	(3,224,485)	$(20,281,169)

Class A
Shares sold	2,139,387	$15,547,109	3,128,611	$19,392,558
Shares issued on reinvestment	—	—	2,317	15,687
Shares repurchased	(4,996,042)	(36,426,195)	(5,488,765)	(34,335,501)
Net decrease	(2,856,655)	$(20,879,086)	(2,357,837)	$(14,927,256)

Class B
Shares sold	374,799	$2,551,302	528,055	$2,993,047
Shares repurchased	(2,080,350)	(14,132,453)	(2,401,367)	(13,919,438)
Net decrease	(1,705,551)	$(11,581,151)	(1,873,312)	$(10,926,391)

Class C
Shares sold	172,844	$1,209,111	165,683	$948,804
Shares repurchased	(1,995,342)	(13,749,010)	(2,453,244)	(14,327,833)
Net decrease	(1,822,498)	$(12,539,899)	(2,287,561)	$(13,379,029)

Class I
Shares sold	68,090	$543,624	54,465	$380,952
Shares issued on reinvestment	—	—	176	1,200
Shares repurchased	(48,321)	(379,870)	(17,986)	(122,538)
Net increase	19,769	$163,754	36,655	$259,614

32	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	—	$633,835

As of April 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,991,050
Capital loss carryforward*	(454,017,295)
Other book/tax temporary differences(a)	(94,654)
Unrealized appreciation/(depreciation)(b)	106,464,064
Total accumulated earnings/(losses) — net	$(345,656,835)

*	During the taxable year ended April 30, 2011, the Fund utilized $ 35,368,882 of its capital loss carryover available from prior years. As of April 30, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2012	$(11,972,942)
4/30/2013	(221,005)
4/30/2017	(267,247,472)
4/30/2018	(174,575,876)
$(454,017,295)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and book/tax differences in the treatment of a partnership interest.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999

Legg Mason Capital Management All Cap Fund 2011 Annual Report	33

when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

34	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Notes to financial statements (cont’d)

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $48, $477,842, $544,870 and $831,056 for Classes 1, A, B and C shares, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint

Legg Mason Capital Management All Cap Fund 2011 Annual Report	35

alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending April 30, 2012.

36	Legg Mason Capital Management All Cap Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Capital Management All Cap Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Capital Management All Cap Fund as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 16, 2011

Legg Mason Capital Management All Cap Fund	37

Board approval of management

agreement (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Capital Management, Inc. (the “Manager”) provides the Fund with investment advisory and administrative services and day-to-day management of the Fund’s portfolio. (The management agreement is referred to as the “Agreement.”) The Manager is a wholly-owned subsidiary of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the performance of the Manager. Included was information about the Manager and the Fund’s distributor, as well as the management and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Agreement during the past year. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the quality of the administrative and other services provided by the Manager and its affiliates. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the

38	Legg Mason Capital Management All Cap Fund

Board approval of management

agreement (unaudited) (cont’d)

degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the one-year period and was in the first quintile for funds in the Performance Universe, but performed below the median for the three-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to continue to improve performance going forward, which was reflected in the Fund’s recent performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Legg Mason Capital Management All Cap Fund	39

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 16 retail front-end load multi-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load multi-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and the Fund’s Actual Management Fee was lower than the average management fee paid by the other funds in the Expense Universe, but that the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and slightly higher than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition,

40	Legg Mason Capital Management All Cap Fund

Board approval of management

agreement (unaudited) (cont’d)

the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Fund’s Contractual Management Fee had breakpoints, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level as which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if not breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement.

Legg Mason Capital Management All Cap Fund	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management All Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

42	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Capital Management All Cap Fund	43

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

44	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 165 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	165
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Legg Mason Capital Management All Cap Fund	45

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

46	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Capital Management

All Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Capital Management, LLC

Sub-administrator

Legg Mason Partners Fund Advisor, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborogh, MA 0158

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Capital Management All Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Capital Management All Cap Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management All Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02330 6/11 SR11-1403

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2010 and April 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,500 in 2010 and $27,600 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in 2010 and $3,300 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011